UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 27, 2015
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9924 (Commission File Number)	52-1568099 (I.R.S. Employer Identification No.)
399 Park Avenue, New York, NY (Address of principal executive offices)		10022 (Zip code)
(212) 559-1000 (Registrant's telephone number, including area code)
 ☐
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.

As previously disclosed by Citigroup Inc. (Citi), effective in the first quarter of 2015, certain reclassifications, including a realignment of certain businesses, and the adoption of an accounting change were made to the prior periods’ financial statements to conform to the current period’s presentation. For additional information on these reclassifications and accounting change, see Notes 1 and 3 to the Consolidated Financial Statements in Citi’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (First Quarter 2015 Form 10-Q) filed with the U.S. Securities and Exchange Commission (SEC) on May 11, 2015 and Citi’s Current Report on Form 8-K furnished to the SEC on April 8, 2015. These reclassifications and accounting change were reflected in Citi’s First Quarter 2015 Form 10-Q.
In accordance with ASC 280, Segment Reporting, attached as Exhibit 99.02 to this Form 8-K are the historical audited consolidated financial statements for Citi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (2014 Form 10-K), conformed to reflect these reclassifications and accounting change. These reclassifications and accounting change have also been reflected in Exhibits 99.01 and 101 to this Form 8-K. The information included in this Form 8-K should be read in conjunction with Citi’s 2014 Form 10-K and First Quarter 2015 Form 10-Q.
Exhibit 99.02 will serve as Citi’s historical audited consolidated financial statements for the fiscal year ended December 31, 2014 for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citi files its Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number

99.01	Five Year Summary of Selected Financial Data and Segment and Business Income (loss) and Revenues.

99.02
Historical Audited Consolidated Financial Statements of Citigroup Inc. reflecting the above-referenced reclassifications and accounting change. Also included is the Report of Independent Registered Public Accounting Firm dated February 25, 2015, except as to Notes 1, 3, 9, 10, 17 and 19 which are as of May 27, 2015.

99.03    Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101
Financial statements from the Current Report on Form 8-K containing the Historical Audited Consolidated Financial Statements of Citigroup Inc. for the fiscal year ended December 31, 2014, filed on May 27, 2015, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: May 27, 2015
	By:	/s/ JEFFREY R. WALSH_________________________ Jeffrey R. Walsh Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number

99.01	Five Year Summary of Selected Financial Data and Segment and Business Income (loss) and Revenues.

99.02
Historical Audited Consolidated Financial Statements of Citigroup Inc. reflecting the above-referenced reclassifications and accounting change. Also included is the Report of Independent Registered Public Accounting Firm dated February 25, 2015, except as to Notes 1, 3, 9, 10, 17 and 19 which are as of May 27, 2015.

99.03	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101
Financial statements from the Current Report on Form 8-K containing the Historical Audited Consolidated Financial Statements of Citigroup Inc. for the fiscal year ended December 31, 2014, filed on May 27, 2015, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.